ANNUAL REPORT
TEMPLETON DRAGON FUND, INC.



                                                  December 31, 2000



[FRANKLIN TEMPLETON LOGO]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS
PAGE
[PHOTO OF MARK MOBIUS]


MARK MOBIUS, PH.D.
President
Templeton Dragon Fund, Inc.

Mark Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.
PAGE
SHAREHOLDER LETTER



--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Dragon Fund seeks long-term capital appreciation by investing at least 45% of its total assets in the equity securities of "China companies," as defined in the Fund's prospectus.
--------------------------------------------------------------------------------

Dear Shareholder:

This annual report for Templeton Dragon Fund covers the period ended December 31, 2000. During the year under review, economies strengthened somewhat in some of the regions where the Fund invests. Hong Kong's gross domestic product grew at a 10.4% annual rate in the third quarter, prompting the government to raise its growth forecast for the year from 8.5% to 10%. Taiwan also released strong macroeconomic data including double-digit import and export growth at 18% and 10%, respectively. Falling unemployment figures also provided good news there. As efforts continued to consolidate Taiwan's banking sector, the finance ministry announced that it would allow foreign banks to hold 100% of local banks. Taiwan's government also plans to allow foreign investors to indirectly own 100% of local telecommunications firms.



CONTENTS


Shareholder Letter ...................................................      1

Performance Summary ..................................................      6

Important Notice to Shareholders .....................................      7

Financial Highlights & Statement of Investments ......................      8

Financial Statements .................................................     12

Notes to Financial Statements ........................................     15

Independent Auditors' Report .........................................     19

Tax Designation ......................................................     24


FUND CATEGORY
[PYRAMID GRAPHIC]


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 9.
PAGE
GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
12/31/00


[PIE CHART]


Hong Kong                                                          51.3%
China                                                              26.1%
Taiwan                                                              9.1%
Short-Term Investment & Other Net Assets                           13.5%


According to a leading government think tank, the State Information Center, China's economy was expected to grow 8.2% for calendar year 2000. Moreover, China was expected to record a 2000 budget surplus for the first time since 1985, due in part, to a tax windfall. China continued its efforts to strengthen international confidence by taking further steps to open up local markets to foreign investment. As China moved closer to entering the World Trade Organization (WTO), foreign direct investment surged, led by multinational companies including IBM, Intel and Shell Chemicals. A recent example of this trend, which we expect may continue, was a US$1.5 billion joint venture between General Motors and Shanghai Automotive Industry Corporation.

In breakthrough WTO talks, China finally reached agreements on tariff quotas and expanding legal rights for foreign companies. Since the WTO articles will force the country to allow foreign investors to more seriously compete with local firms, the government has been taking measures to make its industries more globally competitive. Part of the government's strategy involves encouraging joint ventures with international entities as a way to absorb foreign know-how and technology. In an effort to replace debt with equity financing for large state enterprises and thus foster more management accountability, the government took measures to modernize and expand the stock exchanges. For example, plans to merge the Shanghai and Shenzhen stock exchanges could further enhance liquidity and attract foreign and domestic capital. Privatization efforts also continued this year, with investors purchasing over $20 billion worth of shares.


2
PAGE
Despite these positive developments, investor concerns over corporate earnings, soaring global oil prices and signs of slowing Western economic growth partly hampered market performance. Most markets fell during the past 12 months, with the Morgan Stanley Capital International (MSCI) China Free, Hong Kong and Taiwan Indexes down 30.54%, 14.74%, and 44.90% in U.S. dollar terms, respectively.(1)

As a result of Fund allocation changes, Hong Kong holdings decreased from 58.6% of total net assets on December 31, 1999, to 47.2% on December 31, 2000. Still, our significant exposure to the Hong Kong market helped the Fund's performance compared with the overall Chinese market. We increased China `H' (Hong Kong-listed) market holdings for the same period, due in part, to our belief that positive developments could result from the U.S. Congress' recognition of China's permanent trade status and China's anticipated accession into the WTO. We also added Taiwan holdings to the portfolio during the period under review, anticipating the potential of spillover effects, such as increased trade with China, from these positive changes. Our underweighted position in Taiwan helped the portfolio's performance, as Taiwan underperformed the China market. On the other hand, we sold holdings in Singapore and the Philippines during the period under review to focus on the Chinese markets.

Seven companies fell from the list of top 10 holdings reported one year ago:
Hong Kong companies Citic Pacific, Jardine Matheson, Cheung Kong Infrastructure, Cable & Wireless HKT,



TOP 10 HOLDINGS
12/31/00

COMPANY                                             % OF TOTAL
INDUSTRY, COUNTRY                                    NET ASSETS
------------------------------------------------------------------
Cheung Kong Holdings Ltd.                              10.5%
Real Estate, Hong Kong

Hutchison Whampoa Ltd.                                  5.4%
Diversified Financials,
Hong Kong

Dairy Farm International
Holdings Ltd.                                           4.7%
Food & Drug Retailing,
Hong Kong

Huaneng Power
International Inc., H                                   4.5%
Electric Utilities, China

Hang Lung Development Co. Ltd.                          4.2%
Real Estate, Hong Kong

China Everbright Ltd.                                   4.1%
Diversified Financials,
Hong Kong

Zhejiang Expressway Co. Ltd., H                         3.3%
Transportation Infrastructure,
China

Swire Pacific Ltd., A                                   3.2%
Diversified Financials,
Hong Kong

Hong Kong & Shanghai
Hotels Ltd.                                             3.1%
Hotels Restaurants & Leisure,
Hong Kong

Ng Fung Hong Ltd.                                       3.0%
Food & Drug Retailing,
Hong Kong


1. Source: MSCI. MSCI calculates the China Free, Hong Kong and Taiwan Indexes. MSCI China Free Index is an equity index that measures the total return (gross dividends reinvested) of equity securities available to foreign (non-local) investors in China. MSCI Hong Kong and MSCI Taiwan Indexes measure the total returns (gross dividends reinvested) of equity securities in their respective countries. Securities included in the indexes are weighted according to their market capitalizations (shares outstanding times price).


                                                                               3
PAGE
HSBC Holdings, China Overseas Land & Investment and Chinese company China Mobile (previously known as China Telecom). At the beginning of the period, China Mobile was the Fund's largest holding at over 16%. During the year, telecoms experienced rapid growth, which led to increasingly expensive valuations. The sale of the stock helped performance as the sector corrected later in the period.

As of the end of the period, we added Hong Kong companies Hutchison Whampoa, China Everbright, Swire Pacific, Ng Fung Hong and Hong Kong & Shanghai Hotels, and China `H' shares Huaneng Power and Zhejiang Expressway. As of the period's end, the real estate industry dominated the portfolio, followed by diversified financials and electric utilities.

Going forward, we expect China to work toward resolving the remaining WTO multilateral agreements as well as the final bilateral agreement with Mexico. Final barriers at a multilateral level have delayed accession to 2001. However, we believe that this delay's impact should be minimal as China continues to implement reforms. Hong Kong, for its part, should be able to rely on low taxes, minimal trade barriers and adherence to law to keep its luster as one of the world's most successful business environments. In Taiwan, political turmoil could hamper the government's ability to carry out reforms and negotiate with the mainland government to improve trade and tourism and establish direct air links. However, the situation could improve once President Chen Shui-bian and his advisors become more experienced.

Of course, investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Hong Kong's equity


4
PAGE
market has increased 762.56% in the last 15 years, but has suffered six quarterly declines of more than 15% each during that time.(2) Investing in any emerging market, particularly "China companies," also entails special considerations, including risks related to market and currency volatility, adverse economic, social and political developments, and the relatively small size and lesser liquidity of these markets. While short-term volatility can be disconcerting, declines exceeding 50% are not unusual in emerging markets.

Thank you for investing in Templeton Dragon Fund. We appreciate your confidence and welcome your comments.

Sincerely,


/s/ Mark Mobius


Mark Mobius
President
Templeton Dragon Fund, Inc.



2. Source: Hang Seng Index. The Hang Seng Index is the main indicator of stock market performance in Hong Kong. Based on quarterly percentage price change over 15 years ended December 31, 2000. Market return is measured in U.S. dollar terms and does not include reinvested dividends.


--------------------------------------------------------------------------------
  This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------


                                                                               5
PAGE
During the fiscal year ended December 31, 2000, the Fund distributed $1.1702 in accordance with the Fund's managed distribution policy. To the extent the Fund's quarterly distributions exceed the Fund's actual net investment income and net capital gains for the Fund's fiscal year, a portion of the Fund's distributions may have to be reported to the Fund's shareholders as a return of capital for tax purposes. In general, return-of-capital distributions are not taxable. Instead, they reduce the cost basis of your Fund shares, and affect the computation of a gain or loss when you sell your shares.


1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.


--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company investing in "China companies," the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 12/31/00

Although the Board of Directors adopted a managed distribution policy for the Fund, distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

PRICE AND DISTRIBUTION INFORMATION

                                          CHANGE       12/31/00       12/31/99
--------------------------------------------------------------------------------
Net Asset Value (NAV)                     -$2.84           $9.91        $12.75
Market Price (NYSE)                       -$2.5625       $7.2500       $9.8125

DISTRIBUTIONS (1/1/00 - 12/31/00)
Dividend Income                           $1.1702



PERFORMANCE


                                                                      INCEPTION
                                         1-YEAR         5-YEAR         (9/8/94)
--------------------------------------------------------------------------------
Cumulative Total Return(1)

Based on change in NAV                  -10.93%         +12.85%        +20.04%

Based on change in market price         -15.31%         -10.66%        -17.46%

Average Annual Total Return(1)

Based on change in NAV                  -10.93%          +2.45%         +2.95%

Based on change in market price         -15.31%          -2.23%         -2.99%


For updated performance figures, call Franklin Templeton Investments at 1-800/342-5236.



              Past performance does not guarantee future results.


6
PAGE
IMPORTANT NOTICE TO SHAREHOLDERS

--------------------------------------------------------------------------------
REPURCHASE PROGRAM. In May 2000, the Board of Directors of the Fund approved expansion of the Fund's open-market share repurchase program. Under the Fund's previously announced open-market share repurchase program, the Fund was authorized to purchase, from time to time, up to a maximum of 5.4 million shares of the Fund's common stock in open-market transactions, at the discretion of management (approximately 10% of the shares outstanding at the time the program was initially implemented).

The Board's action in May 2000 removed the 10% limitation on share repurchases to give management greater flexibility to engage in an aggressive share repurchase program in efforts to address the Fund's discount to net asset value. The amount and timing of additional repurchases, and the extent to which they may exceed the previous limitation, will be in the discretion of the Fund's management, taking into account various factors, including market conditions, cash on hand and the availability of other attractive investments.

MANAGED DISTRIBUTION POLICY. On July 22, 1998, the Board of Directors of the Fund adopted a managed distribution policy in an effort to address the market discount of the Fund's share price to net asset value. Under the managed distribution policy, the Fund intends to make quarterly distributions to Fund shareholders equal to 2.5% of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to the declaration date. If the total amount distributed exceeds the Fund's aggregate net investment income and net realized capital gains with respect to a given year, the excess amount distributed generally will constitute a return of capital. Shareholders who participate in the Fund's dividend reinvestment and cash purchase plan will receive their distributions in additional shares of the Fund.
--------------------------------------------------------------------------------


                                                                               7
PAGE

TEMPLETON DRAGON FUND, INC.
Financial Highlights

                                                         YEAR ENDED DECEMBER 31,               YEAR ENDED MARCH 31,
                                                     --------------------------------------------------------------------
                                                       2000        1999       1998+        1998        1997        1996
                                                     --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year...............      $12.75      $10.00      $13.58      $18.25      $15.73      $13.97
                                                     --------------------------------------------------------------------
Income from investment operations:
 Net investment income...........................         .12         .31         .25         .37         .34         .37
 Net realized and unrealized gains (losses)......       (2.01)       3.58       (3.29)      (3.58)       2.82        1.92
                                                     --------------------------------------------------------------------
Total from investment operations.................       (1.89)       3.89       (3.04)      (3.21)       3.16        2.29
                                                     --------------------------------------------------------------------
Capital share repurchases                                 .22          --         .03          --          --          --
                                                     --------------------------------------------------------------------
Less distributions from:
 Net investment income...........................        (.11)       (.32)       (.27)       (.35)       (.34)       (.47)
 In excess of net investment income..............       (1.06)         --          --          --          --          --
 Net realized gains..............................          --          --          --        (.70)       (.30)       (.06)
 In excess of net realized gains.................          --          --          --        (.41)         --          --
 Tax return of capital...........................          --        (.82)       (.30)         --          --          --
                                                     --------------------------------------------------------------------
Total distributions..............................       (1.17)      (1.14)       (.57)      (1.46)       (.64)       (.53)
                                                     --------------------------------------------------------------------
Net asset value, end of year.....................       $9.91      $12.75      $10.00      $13.58      $18.25      $15.73
                                                     ====================================================================
Total Return*
 Based on market value per share.................    (15.31)%      50.11%    (30.08)%    (11.82)%       7.80%      21.11%
 Based on net asset value per share..............    (10.93)%      43.98%    (20.60)%    (16.39)%      20.76%      16.89%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)..................    $485,091    $673,869    $528,464    $733,533    $985,719    $849,510
Ratios to average net assets:
 Expenses........................................       1.56%       1.59%       1.59%**     1.53%       1.50%       1.52%
 Net investment income...........................       1.04%       2.80%       3.21%**     2.14%       1.93%       2.48%
Portfolio turnover rate..........................     132.74%      66.60%      39.92%      13.59%       8.73%       7.81%

*Total return is not annualized.
**Annualized.
+For the period April 1, 1998 to December 31, 1998. Prior to this period, the Fund's fiscal year end was March 31.
++Based on average weighted shares outstanding effective year ended December 31, 1999.
                       See Notes to Financial Statements.
 8
PAGE

TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000

                                                                   COUNTRY           SHARES           VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS 86.5%
AUTOMOBILES 1.2%
Qingling Motors Co. Ltd., H.................................        China           46,130,000     $  5,795,895
                                                                                                   ------------
BANKS 3.0%
HSBC Holdings PLC...........................................      Hong Kong            954,652       14,136,374
*Thai Farmers Bank Public Co. Ltd., fgn. ...................       Thailand            417,500          206,921
                                                                                                   ------------
                                                                                                     14,343,295
                                                                                                   ------------
BEVERAGES 1.7%
Anhui Gujing Brewery Co. Ltd., B............................        China              229,695          152,837
+Tsingtao Brewery Co. Ltd., H...............................        China           39,854,000        8,328,571
                                                                                                   ------------
                                                                                                      8,481,408
                                                                                                   ------------
CHEMICALS 1.9%
Sinopec Beijing Yanhua Petrochemical Co. Ltd. ..............        China           80,936,000        8,093,704
Sinopec Shanghai Petrochemical Co. Ltd. ....................        China           10,730,000        1,073,014
                                                                                                   ------------
                                                                                                      9,166,718
                                                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES 2.3%
Cosco Pacific Ltd. .........................................      Hong Kong         14,582,000       11,310,542
                                                                                                   ------------
COMPUTERS & PERIPHERALS 4.9%
*Accton Technology Corp. ...................................        Taiwan           6,926,000        6,678,538
Advantech Co. Ltd. .........................................        Taiwan           1,450,000        4,602,201
*Compal Electronics Inc. ...................................        Taiwan           3,342,000        4,535,874
*Ritek Corp. ...............................................        Taiwan           5,215,000        7,771,583
                                                                                                   ------------
                                                                                                     23,588,196
                                                                                                   ------------
CONSTRUCTION MATERIALS 2.6%
Cheung Kong Infrastructure Holdings Ltd. ...................      Hong Kong          7,540,000       12,421,826
                                                                                                   ------------
DIVERSIFIED FINANCIALS 12.7%
China Everbright Ltd. ......................................      Hong Kong         19,091,788       19,703,957
Hutchison Whampoa Ltd. .....................................      Hong Kong          2,107,000       26,270,305
Swire Pacific Ltd., A.......................................      Hong Kong          2,150,500       15,508,612
                                                                                                   ------------
                                                                                                     61,482,874
                                                                                                   ------------
ELECTRIC UTILITIES 9.5%
Beijing Datang Power Generation Co. Ltd., H.................        China           40,410,000       10,491,192
*Huaneng Power International Inc., H........................        China           44,778,000       21,671,681
Shandong Huaneng Power Development Co. Ltd., ADR............        China            1,596,640       12,789,086
Shandong International Power Development Co. Ltd. ..........        China            7,130,000        1,124,361
                                                                                                   ------------
                                                                                                     46,076,320
                                                                                                   ------------

                                                                               9
PAGE
TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                   COUNTRY           SHARES           VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ELECTRONIC EQUIPMENT & INSTRUMENTS 1.1%
*United Epitaxy Co. Ltd. ...................................        Taiwan           5,606,188     $  3,389,268
*Yageo Corp. ...............................................        Taiwan           2,656,000        2,095,448
                                                                                                   ------------
                                                                                                      5,484,716
                                                                                                   ------------
FOOD & DRUG RETAILING 7.7%
Dairy Farm International Holdings Ltd. .....................      Hong Kong         63,444,978       22,840,192
Ng Fung Hong Ltd. ..........................................      Hong Kong         23,102,000       14,512,981
                                                                                                   ------------
                                                                                                     37,353,173
                                                                                                   ------------
FOOD PRODUCTS 2.9%
UNI-President Enterprises Corp. ............................        Taiwan          21,406,840       14,235,853
                                                                                                   ------------
HOTELS RESTAURANTS & LEISURE 3.1%
Hong Kong & Shanghai Hotels Ltd. ...........................      Hong Kong         27,109,000       14,944,897
                                                                                                   ------------
HOUSEHOLD DURABLES 1.9%
Guangdong Kelon Electrical Holdings Ltd., H.................        China           24,399,000        4,035,271
*TCL International Holdings Inc. ...........................        China           23,256,000        5,307,207
                                                                                                   ------------
                                                                                                      9,342,478
                                                                                                   ------------
INDUSTRIAL CONGLOMERATES 2.1%
*China Aerospace International Holdings Ltd. ...............      Hong Kong          5,806,000          521,058
China Merchants Holdings International Co. Ltd. ............      Hong Kong         13,454,000        9,745,651
                                                                                                   ------------
                                                                                                     10,266,709
                                                                                                   ------------
INSURANCE .2%
*China Insurance International Holdings Co. Ltd. ...........      Hong Kong          6,574,000          960,828
                                                                                                   ------------
MACHINERY .2%
*Procomp Informatics Co. Ltd. ..............................        Taiwan             377,000          809,111
                                                                                                   ------------
MEDIA .4%
Asia Satellite Telecommunications Holdings Ltd. ............      Hong Kong          1,044,000        2,168,335
                                                                                                   ------------
METALS & MINING 1.0%
+*Angang New Steel Company Ltd., H..........................        China           52,920,000        4,817,139
                                                                                                   ------------
OIL & GAS 4.0%
*China Petroleum & Chemical Corp., H........................        China           64,874,000       10,313,435
PetroChina Co. Ltd., H......................................        China           54,498,000        9,083,116
                                                                                                   ------------
                                                                                                     19,396,551
                                                                                                   ------------
PHARMACEUTICALS 1.2%
China Pharmaceutical Enterprise & Investment Corp. Ltd. ....        China           57,086,000        5,635,485
                                                                                                   ------------

 10
PAGE
TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                   COUNTRY           SHARES           VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
REAL ESTATE 15.2%
Cheung Kong Holdings Ltd. ..................................      Hong Kong          3,965,000     $ 50,706,900
Hang Lung Development Co. Ltd. .............................      Hong Kong         22,915,000       20,418,114
Henderson China Holdings Ltd. ..............................      Hong Kong          6,718,500        2,842,479
                                                                                                   ------------
                                                                                                     73,967,493
                                                                                                   ------------
ROAD & RAIL .2%
Dazhong Transportation Co. Ltd., B..........................        China            1,360,000          824,160
Guangshen Railway Co. Ltd., H...............................        China              954,000          118,640
                                                                                                   ------------
                                                                                                        942,800
                                                                                                   ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
*Siliconware Precision Industries Co., Ltd. ................        Taiwan                 340              189
                                                                                                   ------------
SOFTWARE
Elan Microelectronics Corp. ................................        Taiwan              36,000           59,851
                                                                                                   ------------
TRANSPORTATION INFRASTRUCTURE 5.5%
*Anhui Expressway Co. Ltd. .................................        China            9,770,000          889,332
Jiangsu Expressway Co. Ltd. ................................      Hong Kong         60,072,000        9,473,014
+Zhejiang Expressway Co. Ltd., H............................        China          102,052,000       16,223,859
                                                                                                   ------------
                                                                                                     26,586,205
                                                                                                   ------------
TOTAL COMMON STOCKS (COST $466,131,817).....................                                        419,638,887
                                                                                                   ------------
                                                                                   PRINCIPAL
                                                                                    AMOUNT**
                                                                                  ------------
SHORT TERM INVESTMENTS (COST $68,126,844) 14.1%
U.S. Treasury Bills, 5.525% to 6.220%, with maturities to
  4/19/01...................................................    United States     $ 68,789,000       68,168,175
                                                                                                   ------------
TOTAL INVESTMENTS (COST $534,258,661) 100.6%................                                        487,807,062
OTHER ASSETS, LESS LIABILITIES (.6%)........................                                         (2,715,697)
                                                                                                   ------------
TOTAL NET ASSETS 100.0%.....................................                                       $485,091,365
                                                                                                   ============

*Non-income producing.
**Securities denominated in U.S. dollars.
+Affiliated issuers (see note 6).
                       See Notes to Financial Statements.
                                                                              11
PAGE

TEMPLETON DRAGON FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

Assets:
 Investments in securities, at value:
  Unaffiliated issuers (cost $503,411,874)..................    $458,437,493
  Non controlled affiliates (cost $30,846,787)..............      29,369,569    $487,807,062
                                                                ------------
 Cash.......................................................                         132,709
                                                                                ------------
      Total assets..........................................                     487,939,771
                                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................                       1,278,356
  Payables for shares repurchased...........................                         131,513
  To affiliates.............................................                         541,366
 Distributions to shareholders..............................                         511,498
 Accrued expenses...........................................                         385,673
                                                                                ------------
      Total liabilities.....................................                       2,848,406
                                                                                ------------
Net assets, at value........................................                    $485,091,365
                                                                                ============
Net assets consist of:
 Net unrealized depreciation................................                    $(46,451,599)
 Accumulated net realized loss..............................                     (70,255,082)
 Capital shares.............................................                     601,798,046
                                                                                ------------
Net assets, at value........................................                    $485,091,365
                                                                                ============
Net asset value per share ($485,091,365 / 48,948,193 shares
  outstanding)..............................................                           $9.91
                                                                                ============

                       See Notes to Financial Statements.
 12
PAGE

TEMPLETON DRAGON FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

Investment Income:
 (net of foreign taxes of $360,352)
 Dividends..................................................    $10,314,248
 Interest...................................................      5,140,710
                                                                -----------
      Total investment income...............................                   $  15,454,958
Expenses:
 Management fees (Note 3)...................................      7,429,597
 Administrative fees (Note 3)...............................        891,554
 Transfer agent fees........................................        371,500
 Custodian fees.............................................        265,000
 Reports to shareholders....................................        105,000
 Registration and filing fees...............................          3,600
 Professional fees..........................................        147,515
 Directors' fees and expenses...............................         48,500
 Other......................................................            307
                                                                -----------
      Total expenses........................................                       9,262,573
                                                                               -------------
            Net investment income...........................                       6,192,385
                                                                               -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     91,067,174
  Foreign currency transactions.............................     (1,217,883)
                                                                -----------
      Net realized gain.....................................                      89,849,291
      Net unrealized depreciation on investments............                    (191,806,709)
                                                                               -------------
Net realized and unrealized loss............................                    (101,957,418)
                                                                               -------------
Net decrease in net assets resulting from operations........                   $ (95,765,033)
                                                                               =============

                       See Notes to Financial Statements.
                                                                              13
PAGE

TEMPLETON DRAGON FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                    2000                1999
                                                                --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   6,192,385       $ 16,594,529
  Net realized gain (loss) from investments and foreign
   currency transactions....................................       89,849,291        (50,855,494)
  Net unrealized appreciation (depreciation) on
   investments..............................................     (191,806,709)       239,783,031
                                                                --------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................      (95,765,033)       205,522,066

 Distributions to shareholders from:
  Net investment income.....................................       (5,655,435)       (16,898,503)
  In excess of net investment income........................      (53,979,880)                --
  Tax return of capital.....................................               --        (43,219,054)
                                                                --------------------------------
 Total distributions to shareholders........................      (59,635,315)       (60,117,557)
 Capital share transactions (Note 2)........................      (33,376,986)                --
    Net increase (decrease) in net assets...................     (188,777,334)       145,404,509

Net assets:
 Beginning of year..........................................      673,868,699        528,464,190
                                                                --------------------------------
 End of year................................................    $ 485,091,365       $673,868,699
                                                                ================================

Distributions in excess of net investment income included in net assets:
 End of year................................................    $          --       $    (12,829)
                                                                ================================

                       See Notes to Financial Statements.
 14
PAGE

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Dragon Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks long-term capital appreciation by investing at least 45% of its total assets in the equity securities of "China companies", as defined in the Fund's prospectus. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

                                                                              15
PAGE
TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

On October 18, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, up to 5.4 million shares of the Fund's common stock in open-market transactions, at the discretion of management (approximately 10% of the shares outstanding at the time the program was initially implemented). Further action by the Board of Directors in May 2000, removed the 10% limitation on share repurchases in order to give management greater flexibility to engage in an aggressive share repurchase program.

At December 31, 2000, there were 100 million shares authorized ($0.01 par value). During the year ended December 31, 2000, 3,911,700 shares were repurchased for $33,376,986. The weighted average discount of market price to net asset value of shares repurchased during the year ended December 31, 2000 was 26%. During the year ended December 31, 1999, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market. Through December 31, 2000, the Fund had repurchased a total of 5,058,900 shares.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Ltd. (TAML) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. The Fund pays FT Services an administrative fee of 0.15% per year of the Fund's average weekly net assets, of which 0.10% is paid to Nomura Asset Management, Inc.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

 16
PAGE
TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (continued)

4. INCOME TAXES (CONT.)
At December 31, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $537,273,201 was as follows:

Unrealized appreciation.....................................  $  57,209,858
Unrealized depreciation.....................................   (106,675,997)
                                                              -------------
Net unrealized depreciation.................................  $ (49,466,139)
                                                              =============

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and losses realized subsequent to October 31, on the sales of securities and foreign currencies.

At December 31, 2000, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
  2006......................................................  $ 4,270,183
  2007......................................................   49,694,430
                                                              -----------
                                                              $53,964,613
                                                              ===========

The Fund utilized capital loss carryovers during the year ended December 31, 2000 in the amount of $102,719,784.

At December 31, 2000, the Fund had deferred capital and foreign currency losses occurring subsequent to October 31, 2000 of $12,582,162 and $693,762, respectively. For tax purposes, such losses will be reflected in the year ended December 31, 2001.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 aggregated $666,356,042 and $789,968,702, respectively.

                                                                              17
PAGE
TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (continued)

6. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated persons" to include any person, such as the Fund, that owns 5% or more of the outstanding voting securities of another person. As of December 31, 2000, the Fund had investments in "affiliated persons" valued at $29,369,569. For the year ended December 31, 2000, dividend income from "affiliated persons" was $547,582 and net realized losses from disposition of "affiliated persons" were $113,593.

                                   NUMBER OF                                  NUMBER OF                     DIVIDEND INCOME
                                  SHARES HELD       GROSS        GROSS       SHARES HELD        VALUE          1/01/00-
        NAME OF ISSUER           DEC. 31, 1999    ADDITIONS    REDUCTIONS   DEC. 31, 2000   DEC. 31, 2000      12/31/00
---------------------------------------------------------------------------------------------------------------------------
NON CONTROLLED AFFILIATES
Angang New Steel Company Ltd.,
 H.............................           --      52,920,000          --      52,920,000     $ 4,817,139             --
Tsingtao Brewery Co. Ltd., H...   24,122,000      17,140,000   1,408,000      39,854,000       8,328,571       $349,712
Zhejiang Expressway Co. Ltd.,
 H.............................           --     102,052,000          --     102,052,000      16,223,859        197,870
                                                                                            -------------------------------
TOTAL NON CONTROLLED AFFILIATES                                                              $29,369,569       $547,582
                                                                                            ===============================

                                 REALIZED
                                  CAPITAL
        NAME OF ISSUER             LOSS
NON CONTROLLED AFFILIATES
Angang New Steel Company Ltd.,
 H.............................         --
Tsingtao Brewery Co. Ltd., H...  $(113,593)
Zhejiang Expressway Co. Ltd.,
 H.............................         --
                                 ---------
TOTAL NON CONTROLLED AFFILIATES  $(113,593)
                                 =========

 18
PAGE

TEMPLETON DRAGON FUND, INC.
INDEPENDENT AUDITORS' REPORT
To the Board of Directors and Shareholders of Templeton Dragon Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Dragon Fund, Inc. (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods prior to January 1, 1999 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
January 31, 2001

                                                                              19
PAGE

TEMPLETON DRAGON FUND, INC.
Annual Meeting of Shareholders, August 28, 2000

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on August 28, 2000. The purpose of the meeting was to elect four Directors of the Fund; to ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent auditors for the fiscal year ending December 31, 2000; to consider the approval or rejection of a shareholder proposal to request and recommend that the Board of Directors consider approving, and submitting for shareholder approval, a proposal to convert the Fund from a closed-end fund to an open-end fund; and in their discretion, to authorize the proxyholders to vote upon such other matters that may properly come before the meeting or any adjournments of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: John Wm. Galbraith**, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps.* Shareholders ratified the selection of PricewaterhouseCoopers LLP to serve as the Fund's independent auditors for the fiscal year ending December 31, 2000. Shareholders voted to reject the proposal to request and recommend that the Board of Directors consider approving, and submitting for shareholder approval, a proposal to convert the Fund from a closed-end fund to an open-end fund. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four (4) Directors:

                                                  % OF                 % OF                                % OF
TERM EXPIRING 2003:           FOR          OUTSTANDING SHARES      VOTED SHARES      WITHHELD       OUTSTANDING SHARES
----------------------------------------------------------------------------------------------------------------------
John Wm. Galbraith.......  48,491,558            91.73%               96.23%         1,900,405            3.60%
Betty P. Krahmer.........  48,496,441            91.74%               96.24%         1,895,522            3.59%
Gordon S. Macklin........  48,442,945            91.64%               96.13%         1,949,018            3.69%
Fred R. Millsaps.........  48,307,344            91.39%               95.86%         2,084,619            3.94%

                               % OF
TERM EXPIRING 2003:        VOTED SHARES
-------------------------
John Wm. Galbraith.......     3.77%
Betty P. Krahmer.........     3.76%
Gordon S. Macklin........     3.87%
Fred R. Millsaps.........     4.14%

2. The ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending December 31, 2000:

                            SHARES               % OF                 % OF
                            VOTED         OUTSTANDING SHARES      VOTED SHARES
------------------------------------------------------------------------------
For.....................  49,365,908            93.39%               97.96%
Against.................     441,647             0.83%                0.88%
Abstain.................     584,408             1.11%                1.16%

3. The rejection of a shareholder proposal to request and recommend that the Board of Directors consider approving, and submitting for shareholder approval, a proposal to convert the Fund from a closed-end fund to an open-end fund.

                            SHARES               % OF                 % OF
                            VOTED         OUTSTANDING SHARES      VOTED SHARES
------------------------------------------------------------------------------
For.....................  11,908,791            22.53%               38.53%
Against.................  18,014,920            34.08%               58.28%
Abstain.................     984,665             1.86%                3.19%
Broker Non-Votes........  19,483,587            36.86%                   --

 20
PAGE

4. The transaction of any other business that may properly come before the meeting or any adjournments thereof:

                            SHARES               % OF                 % OF
                            VOTED         OUTSTANDING SHARES      VOTED SHARES
------------------------------------------------------------------------------
For.....................  39,839,780            75.37%               79.06%
Against.................   8,072,200            15.27%               16.02%
Abstain.................   2,479,983             4.69%                4.92%

*Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, Martin L. Flanagan, S. Joseph Fortunato, Andrew H. Hines, Jr., Edith E. Holiday, Charles B. Johnson and Constantine D. Tseretopoulos are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders. **John Wm. Galbraith resigned effective as of December 31, 2000.
                                                                              21
PAGE

TEMPLETON DRAGON FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan (other than shareholders holding their shares through Japan Securities Clearing Corporation, who will not be enrolled in the Plan unless certain conditions are met and they elect to participate), unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to Mellon Investor Services LLC, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn:
Templeton Dragon Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

 22
PAGE

TEMPLETON DRAGON FUND, INC.

TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800-416-5585
www.mellon-investor.com

SHAREHOLDER INFORMATION

Shares of Templeton Dragon Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TDF". The Fund's shares are also listed and traded in Japan on the Osaka Securities Exchange. Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800-DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Dragon Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St Petersburg, FL 33733-8030.
                                                                              23
PAGE

TEMPLETON DRAGON FUND, INC.
Tax Designation

At December 31, 2000, more than 50% of the Templeton Dragon Fund, Inc.'s assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to shareholders of record on December 14, 2000.

                                                           FOREIGN TAX      FOREIGN SOURCE
                        COUNTRY                           PAID PER SHARE   INCOME PER SHARE
-------------------------------------------------------------------------------------------
China...................................................     $0.0000           $0.0094
Hong Kong...............................................      0.0000            0.0543
Philippines.............................................      0.0001            0.0003
Singapore...............................................      0.0014            0.0220
Taiwan..................................................      0.0058            0.0045
                                                          ---------------------------------
TOTAL...................................................     $0.0073           $0.0905
                                                          ---------------------------------
                                                          ---------------------------------

In January 2001, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2000. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

 24
PAGE


ANNUAL REPORT

AUDITORS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105

TRANSFER AGENT
Mellon Investor Services, LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660
1-800/416-5585
www.mellon-investor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


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